Exhibit 99.6

@ Korean v 1 /5 CSLM D i gital Asset Acqu i s i t i on Corp Ill, L td . ( L A '9 ƒ : KOYN ) F i rst D i g i tal Grou p Ltd . , " † " £ A E i l OI : F i rst D i g i tal Group A E il o I .TI CZ! Cl Al A e z!.u c 0 0 1 £ 71 0 £, A 11 741 J - i c H 3S ? I A E il o I .TI CZ! CZ! FDUSD A i l £ 71 c 1 x 1 . n '2 .! “ I: . gt 0 1 A i : t i l 71 I .:i. o I c . FDUSD {:j c OI <2! A 0 1 - @! - Et st .u 2:il - 9:l .3..2 H H 2 Jil : g £ 1 £ A 1 1 · ez! .u. c EH 7 4 1 71 0 £ Al £ 1 .JJ. S: L c Y our pu b l i cation date and t i me will I Sou r ce: CSLM Digital Asset appear here. A u i sit i on Cor12 Ill L td Share f - \ 'i -- &? - \ 'i - ,& & - 8 - . Dec. 02, 2025 (GLOBE NEWSW I RE ) - F i rst D i g i tal Group ( " I i i . † .CiXI ( F i rst D i g i tal )" EE. - e "2IAt" ) .Ef - S 71 £!:y: 21A/ - (S P AC ) £!CSLM Dig i tal Asset Acquisition Corp Ill, Ltd.( " KOYN" ) E 7 1 gj ti" 1 5fl l::ll - ,1 - L O l( A · l) :lcl li q2 .2.£ 1 U l q - 7i 2/17t % '2!_ ru - '2).g DI 7i2/l .2..£ in • " 1 “ 1 F i rst D i g i tal Group: W£W c p tlil A! - H C2.!l ! i!I - .!c. 71'l;I F i rst Digita l g '21 i! 'ill :y: A l::ll O O U A i H. 7 1 - f! -- a - CIXI 1!! ;t;ttl £)!!. 2 } l ot - E .£ 7lgj.2..£ :g - otD! qx 1 'ii 'E".g O OII A i 7t:g - i ] Ol2 HHt.s. }II :g - ote 7l gj ot q .£ xt2 . 1 q . 2019'.:!0II - 8 .$ 2022'.:! ;t;l..!:! - i - E i 71 1 F i rst Digital Group Ltd. P U £ All @ At - E All 012:l O I I A i { ! 2.tOl 'l! ¥ - .2..£ ot - E .2.l!! 71 .2.£, £1 - ot2 il :y: .2.D! 1 m 7t - a - E.g. 71 - F - t:1 ,1 0 1 J : 5fl ct.

F i rst Dig i tal A i 1::11 , g Ol l - e FDUSD7t q . FDUSD - E , 8 0 I I - † - 'El .II/ - H - 2.l! I ( bankruptcy - remote ) . † .2 . i . † . ;i OII A i .s!. - R -- S - a - - a - ii JCtH2£ 100% 8 " .s!. 2 /5 @ cl }I'll" E 1 1 0 1 5:!.<2.101 q . FousDe ,g li211 “ <>1 1 A 1 7t ol l - 1211£ 1 - e EJIO l 5:!.<2.! 5•Lt£ 111t.sJll xt2 . 1 ot Al $ 4}H'f!! Oii Al7t QJI 10Qj cl 'a S?t j]_. lfill OI 7t i' l .. A i ieJ'OI !QI 44Qj cl 'a<>i q , 1 El<>i - a l - 1211 “ '2!.g_jJ_t Al OI - 'f - 2 cl O l .21 l - J211ia' £ - R - % .II/ - . † .l=t Dj .g - R - .g Xlf:! <>I I A i FDUSD - E <2.! + R 1::11 - a - 2£ ff i D - E ol 8".!i!.£1 Dj, - &El C2! 01 * .!i!..ff. ) I I ?'97lt!!"OI I {E2 . l .!i! . @ ill! - ( attestation ) .i!I - AM U KYC ; 1 1 ; 1) 1 1£ @q_ 0 1 2:J T 7l'll ƒ 2£ FousD - e lic!fl “ . 71 - £1 - !j.7 - txL g .A i 1 C2J 1 1 ou 2 . 17 1 101 - t::101 i ! £J W - + . . e 1 m 7t"5" q 7 q 'i1 "gcl£ JCt2 . 1 orn q . F i rst Dig i ta l . g - ?R - a -- 8 - oj.!:!.<>II A i 2.tOl 2t - † - s!" iTJ; :1 1 } I 'll - 2 1 · 2.tOI£! [fjif E i lOI .5i! - · l l i l 5 jl 2L q . .2 . I N .21 Ui t .sJ l l £1 - E Jql EH ) ! IOll - e 71 5:!.42! - 0H - Oi - A i l::l l (saas) ti. 11All! - 42! - ?1!Jql el l . . g l42! · .2. E l42! Dj AP I , J ; 1 : 1 'aH }1"5"£ s!" £ E i lO l 5:!. A 11::11 . E i q, tiJ".e - , Dj £T, .:1.2.ljl l! - l i l · 'S' - a - · CIII.1 - 0l ( DeFi ) 121.g£ }t"B" i 'l JJI i'l•e 42!.!! .go1 €! q , At - e 2025't:! D l At 71 QJ' 8f ! - 9f!'t! ƒ 'g2 . i .21 DH .!;:! _ j]_ 3;!2£ Oll tDI. 01 - e cH qx 1 'i1 7 - tH ?sl - 1 1£ 2 1 ei - ,a. .£at - e 7 l 2 £ A 1 JCI c 1 q . F i rst Dig i ta l .g }1 - £1 - i!£! 7 1 'll - 2£ T 'El ,g - a - .g. ( DeFi ) EH ) l l42! F i nance District Al.;. l::lli' l j]_ 2L2DI, Ol - e At - ?R Ol'alE.7t - iii 'ltOI q , F i nance District Olle PrismOI 2L q . Pr i sm.g FDUSD it Jet Al OIIO l . † . !i!.t q 7 - l'il OiAl 'E! 7t 71) 1 1 .££ l - 1211. 'at l. ;1t;t1 1::1H + w - + 2L£ i!i•e o i 101 sl( Agentic ) Jql - H cJIOI O i q , 0 1 - e - H ; 1 1 . g +QJ - g xt% t.J!, .ff 2l 1::11 * ,a. tstDI. 2.to1 21 - i ! . s ;lii 11 atx1 PJ£1!! A 1 - a a 1 i i a• - e .g . 1 42! JqlOJI - eJ - Oj w - + q , F i nance D i str i ct.;. ,e - tH F irst D i g i ta l e .!!£.: L HDi l i l. i} L I El lil::IJ \ : ! . At - † - 7t;tl7t ah ;tt A i lCH DeFi - ?1!2 1 O I I A 1 JC t !I l i l.21 disclosures ! £ F i rst D i gita l . g 2025't:! 4i! 3 ,8 - @ T .J! - † - 1 {I (H i gh Court of the Hong Kong Spec i al Adm i nistrat i ve Region, Court of F i rst l nstance ) OII “ .et (wr i t of summons)£ A i l . 51 - l ( Sun Yuchen, J C i - ? Oii c u ?Ste 0 1 1 " 1 1 “ - * Ail7l q . 012.t - a - )£ iJ" [ H£ .:L t P H 9}t .!i!.21 - . 1 H 1q1 A i - E - q gOJ I A i 42! + S?J.q : httris : //1stdigital.com/ir - and - di sdosures KOYN ? H H J.g SPAC l i c!fl. Cl7 - I Je t . T “ 7 - H ·AI - N O O I I A i .g ? f .!;:!. - H - o jl 2L20I, F i rst D i gita l DI q g i!.t . g :@ OII A 1 £ 2.1 C:1£ JCt2 . 1arn - &.!i!. ¥J;t1 o i 1 qj]_ .s! _ j]_ suet. E 1 1 0 1 5:!.42!<>11 cH £'i!!. iTJql 1::11 off l! - l·'S' - a - · - 8X i l 'at l 5!1 - & i i . 8".s!. · i= r I + · i i £ s!"

E 1 IO l 31 OJI C:H 71 - E \ - "i'=R 7 • .:J.2.ljl 3 Jql 3 /5 2. 5 . .:J.2ft at Di L I£ F i rst Dig i tal£! A CEO V i ncent C h okg " Of.A./Of·E/1 - WSt ( A P AC ) OI.A.j ff "hf ( ti 8 - J../t/Ol 8fJ£ !£ - ) #7{/ 1: / E/ USD f/10/ f!! 'e ! .A./7/ H f ofE ?.f..g First Digital Of L/i!f ) . Q7{/ C/ A / 19 - a - † E/ S : † IOll 5!1.0f ..fl O/fi.JIOII "6/ ( g , q_ - ¥ - 2/ - e ?'tf - † - P! tf.f/E/ f!!.!!i!.fg - 1 - "hff fief. 1F - 'i!/ HJ - a - , itX/17/'!f - 1 - 35 . , 7/Ef - g !/ Af 2/ - ! 2 .g .:J. NE/ .A.Jo{ EJD/ ƒ f!Cf. £o/l Finance District!l/ - ¥ - 2/ Of/0/ 1 † / ?I X/1 O/Of f!! Prism g.A.{ E..£1,t/, - ¥,i!/E .A.llf Al 7/'!f fit!J!/ ).//.£ ,{i, J . Qr/lE/ .! ! .£ .: 1 . i!/ 10 / ti 7 f i!!a/f ?(D j g {£ - † 2 J?iCf. KOYNJ!/E/ 0/'t! 7/ g/ !f"gf.g - ¥,2j7f .£.'i/ of2 ti£/ ? !i?lE C / A / 'gi!:/E/ 0/i!J/ 7{/ P ! OfY ? !i?lE - ¥ / X/ O f - ?;!E..£ q . - j]_ ct. CSLM Digital Asset Acquis i tion Corp Ill, Ltd Vik Mittalg "Vincent CEO!l/ u .g H/ A/f::! 7/'EJ 7 f!l/ 1If. † .L4 7/ 1 £/Of </J † "O{Cf. 7/ E/ r::/, .!jl?JiJ, tf .f / . .!! . .£.:1. i!/10/ Df L/ - e J . f P ll ?J X/1 Lj/. † .f./3.M of LfE/ .£.'I# 'iii!:/ l:f/. † .f./3. .£ 't/ of2 5'.fq_ .!f.i=/E D f L// ) #7{/ B" † † ;; t f † lf! - E/ q .A.J 2 fLE - ?;!0/Cf. fj .!i!.i!/17/qi! - {!! J?l.1"012 . j]_ “ it tt q , g .!I 7' 11 2l'{defin i tive agreement)Ol 1<!11!!£ 1 e Al Oll Ail£!€! 7 1 1!!ru - Oll Cff 7 AH¥ A 'it.IE.ti" o u 0 1 ct. oia : 1 . ! l P HQJ=. 2 1 1<11 01 L .:J. Al71, .!Ee r1211 A 01¥0!1 Cff of l A .!i:. .!i! . W "i'= W.c t . .5!. - † r J 211 - e '2. t W 121 talAHdue d i l i gence) . JqleJ -- 8 71 :a.21 . CIA .!! Jll21' i ! 'fl - ¥ ru - £1. > .. • .:J. el"OII i t - 8 Ail£ q . ' % . it}ql '% 7IE :a£J Cohen & Company Cap i tal Markets - E - F i rst D i gital A ,e.AI M&A A . g N £ !! - %<' > jl q. Loeb & Loeb LLP - e KOYN£! - a - J : .g jl .2.0j, DLA P i per LLP ( US ) .2 DLA P i per UK LLP - e F i rst Digita l . 2 1 \ !;lffo J:tg 'i [ j]_ q. : X 1 1 e!" 71 j!j - tl - ofl .! I 7' 1 12!'{definitive agreement)OI 1 - f;! . I N - e J.11 £ 'El€! J:l I A - e SECOII ¥1 * l:ll Jql orno1 q . KOYN.g 'i!l A / · ! P 'i!l A (proxy statement/prospectus ) J:t A 2t i:! .!i!.{fJ: Oll}!I 'a" g ;.. 7 7 H £1 E Al 01 E.AI ilOI i:!j l q . 01 g A f g Ail£ ! . † 7 1 gi - ru - .] ii1@ .g B. !i! @j]_ 71 !QlgOlct. ¥1 A - e KOYN 2 1 1£1"@ 7 l ii!ru .:J. el"O I I - ';! 7 1 Et eJ - :aOll EH 2 1 - l! At 5?1 KOY N . 2 1 211 A .!i!. - 8 - ? !i ! {fJ: Oll} ! I l l H o m OI c t . .5!. - † SEC Jql g A i - e www.sec. go v 0ll A 1 .!:j!s.£ q. "W "i'= 6 jl Ail 2.l.2. i rst D i g i tal£! £ It 7 g F - g - ol q . IE.£ o jl q. 1<11 7' 1 1 * C=I Jql.!i:. † 1 - o e 2 . 01 c:H<'> Dl. ;tJql

KOY N , F i rst Dig i ta l , .:::1.2 . lj ! ztA • .2.1 OI A •• 2:lf:!, 4 /5 .g SEC i t O I I er g . I @ 7 1 gj .ill - @ ¥1 i ! OII CH f} (proxy so l icitation}.2.1 :ei - o p ; : •£ - D.,Sil "r' 5U. q , KOY N .2.1 01 .!i!.e KOYN£1 SEC l i l .g. A 1 0 I I A 1 i! - £111 "r' 5U. q , N l i @ 7lgj e o 11 :filO j o•e i c P : • £1 01 7"1I O II - E m 9 - 7. .!i!.e ¥! A 1 / · ;i;;· A 10 J I il O H ! OI Oj, off @ A P• t P H - E - Al OJI CZ! "r' 5U. q , OI .s!.£;J;; . E O I I . † F i rst D i gital el - .!i!.E .!i!. - E - F i rst DigitalOI 8 - .2.£ l i l O I DI. KOYN.g 0 1 .. O U Cff i!iH OICEI .2.£ o . ;i;;I p. J q , KOYN.g @ .s!..2.1 - .!E. - E - - @! 01q .s! . £ o•;i;;1 Bf.2.DI, * '21' RT. £ 1 - E 5i! - l.2l o . j! . s! . £ 7 i : E I . s! . EJIOI . † . 21 ¥£ ¥ @ o . 7 i : I Bf - E - q . . s! . £ 7 ' EO I I - E - KOY N . l!t F i rst Digitalj! • ic : ! 0 1 c!fl 0 1 1 ( forward - l ooking statements ) "OI W' . £ 1 0 ! 5 U . q , F i rst D i gita l . l!t KOYN . 2 . 1 A . gjOJI CH 7 ICH, ? . w . g l i l . i!l - . 2 . q "r' 5 U .. 2 . 1 Jj, rrt 2 .• A 1 0 1 2 : 1 0 1 c!fl 0 1 1 W . $ - N ? :: !OII cH 0 1 1 . 2 . £ i ! £ 1 . 1 . 1 .. e ,B q . 7 1 cH q ( expect}," · 9 - q ( estimate ) ," · i :: t ( project}," " 0 1 1 tl' ( budget ) . " " 0 1 1 q ( forecast} ," " 0 1 1 q ( antic i pate}," " 21 £ i :: t(i ntend ) ," "Jllll q ( plan} . " · - "r' 5 U . q (may) ," · - w 0 1 CHw i ll) , " · - w "r' 5U. q (co u l d) , " · - O q ( should}," · ,eq (believes) ," "0 1 1 CHpred i cts )," · O I q ( potentia l )," "J l l CHcont i nue) " % .ill - .g 8 - ot .!E. - e 01 - H - Ne! - B. 01 0 1 2:1e1 - 0 1 c!fl0 1 1 <!al 'l!!.o•71 ¥lei - 0 1 q . 01 0 1 c!floi 1 0II - E - l i l 01 q g A•w<> 1 1 cH 7ICH7• w - s q , I D· li @ 7lgj e.2.1 ?::! .g 01 ¥ . .:::1. 2.1 "ti'.$ - i'lj ! . Oii XH - 'f - 1:11 0•01 l i S 7lgj j! l i @ 7 l g j e - @! - E .1...1% 0 1i::t. 01c1 01c!fl0 1 1 .g x - i 1 .i!l - 7• 7IC H AI o•j! su_q_ 0 1 2:1 RCZ! .2.DI O ! l o Pl.!c. ot i::t. 0 1 2:J .2.£ q Jtl q E• "r' S U E cH .ill - Cff ¥ .g KOYN.i!I - F i rst Dig i ta l .2.1 l i l 'e l ¥! OIL/ - :1 - •01 Al "r' e R<2!0lle qg o n 0101 l 1 IA l e A· OI .2.DI, 'l!'.EAI 1 "r' 5U. - E .!E.e 7 1 E• 010 1 1 £ 1 7' 1 - E - Bf - E - q . c1> x 1 s 7l gj ej ! • "f! - s 'l! 01 J I IQf ( definitive agreements}.2.1 E W - "r' 5U. - E - OI c c - J A•?:!. w.2.1 • .:::i.2 . 1 j! Xi @ 7lgj ej ! • t!! - ic! - 'El JJl2l'O I I it ?::! 01 £ 1 W A 1 (L o 1, OJI Al@ ?:Jj ! • .2.£ q ,. 7•'5" 1:1 1 a•01 (2) l 1 1 S 7lgj .:::i..2• @ £ 1 J I IQ/' Wll 01 @ N :,;:· - MCH£ l 1 171 "r' 'E KOYNj ! . F i rst Digital .,S.,S£1 g<2! .!E. - E - 7IE. om ?::! .g · ;i;;I A · .2.j .ill - . (3) · - E - %. Xi i @ 71 '2121 iJol q gj - @! - Eo•Ji:I W - 7•'5 " . (4) X i i 7lgj 01.$ - (Nasdaq Stock Market LLC ) , - 'fi - i J 7 - j i!I I “ (New York Stock Exchange ) .!E . e 7 I E . DI 7 ,g · P i c!fl “ Oll £ 17 - J q f:.7i:l 7i:I 7 '5 ' . (5) l i @ 7l e21 WJ “ A £ ' 21 71 - e Jll .; j . i!I - 2 tOI A E OIQJ w "r' E is ( OI - E - 2 . l ' 5 ' , ' 2 ! f :.; J ;; I 01 ¥ % q !ii! . (6) 1 €! 7lgj 7ICH it. w '2!21 "r'QJ - E - i'lg i'lg RCZ!Oll 21 'l!W 'EJ' "r' ). (7) l i @ 71 ?i!Wj!• ic!@ 1:11%, (8) % 7 · '5" 'E!l. Ef - E - i t .2.1 . (9) KOYN, F i rst Digital @ 7I E . ¥! .!E. - E - '2!01 SECOJI l },j L . l i l orn'2! A i O I I OI OIO I I - etl'2l' CL l 1 I AI€! - fl - R .2.1 OI .!i!.E :, '5' 2 . · .g O LI q , &Ji:• Ollt'! Dlc!flOl l B O I I j ! £ . Jtl .2. l off A 1 - E - DI. 0 1 2:1 .g @ Al .2.1 .s!.'2! eJ, q . KOYNj ! . F i rst Digita l .g - RT.!cl - E - - '.35i! - l 1 1.2J · j ! · Dlc!flOl l B OII CH 7ICH21 q off @ £ 1 - 2 - 7 - m @ A R ! W· .2.1

l ! i 71 ¥!t i H 0 1 2 . f . 1 - 5 /5 7H .2.5. gj [ · U Ol † . l! i . }i4 - ? m - Oj iraj 1 ¥£ ¥ - @l!i• J : I PJ - e q . KOYN.i!J - F i rst D i g i tal21 .i! 7 - i KOYNj!t F i rst Dig i ta l 21 .i!t7 - J 1! 71 .g. Dl211 W :X:t .i ! · .!i! . 6 . AI PJ - e q . [Q - 2./ - A i .i!t - E - KOYN.i!t F i rst D i g i ta l OI w - .2.5. m - 7 • {901 - e ?Q.J 0 1 IA1a• - e A I H.5. .i!J - £l!i•} J 1 6'1 A 1 - e '2! - aq_ .!i!.£Ats. - e oJ r r f ! - iS"'t:l.i!I - - Et ¥i m . - e - 2 1 . '5''2! .2 T 6•A1 PJ.2.at. l l l'2! - 8 71 .i!I - a ¥! . %21. '5''2! .2 Q!AI T ts•A1 PJe q . - E - .!i!.£:x:ts. - e 0J r r 1 .g. - z1 l!!anm - l l l'2! - 0l4 - . iS" ƒ l:! aH ?l!it.:i!J:t ete 1 '2! - 21 Qf T etJ:I PJ .2.at • .:i . fil l l l'2! -- Qf - 1t1 - aH7t 6flg W't:!21 't:!igio i 1 cq - 2.t igio1 £le ot't! J: 1 21<>11 A . 1£ .g.'t:! it! - DH e 01 . o p : 1:x:1 PJ - e - q_ F i rst D i g i tal Group Ltd. “ JII F i rst Dig i ta l .g. qJ : I Att!" USD 71 EllO l .:1!'2!, 2.t E i lO l 5i'2! A i l::tl Ell O l .:i ! '2! '2!B.2.t 0 21 i"!£ 71 2.5., - @! - † .!i!.,8 ? j Ejq A i 1 ::t . " † " 5. I 1 6 .:i! q - :X:tAt21 [ HH. l l · 71 - 3 0 1 † . '2! FDUSD - e - AilJ I IO I I A i 7t W - l! i l }i 2.H£1e Ell 0 1 .: a '2! .g l!it4 - 5., 2.to 1 2:16 - Sj! - i"!21 } i l::ll \ :! .2 . ill, 2 . I - El T3!:, '2! f W · - el ( attestation ) - a - 71 2.5. q - F i rst Dig i ta l .g. DI - t! - W - zl<>II A i £1Dj .2 E ol..!:!OII A i q2,t 2.tOli"!6 2t % .!i! _ {f 6 .:i! q - CSLM D i g i tal Asset Acqui s i t i on Corp Ill, Ltd. “ JII KOY N .g. Cl:X:I :X:tt!", u I 71 - a - * '2!B.2.t, J;tJ. . 1 11:fl 1c! Ell.3. % .:i! B.ic ! E l OJ 71 0 0 11 .g ff" @ S P AC (71 '2!? At ) OP : t. KOYN.g. .2.AI 7 - i 211 - · - tf 2.I g SPAC E!OI O l _j]_ q - Samantha Y ap I YAP Global samantha@yapgl oba l. com